TRI-NATIONAL DEVELOPMENT CORP.
                  480 Camino Del Rio South, Suite 140
                      San Diego, California 92108


               NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD DECEMBER 22, 1999

TO THE SHAREHOLDERS OF TRI-NATIONAL DEVELOPMENT CORP.:

     The annual meeting of the shareholders of Tri National Development Corp. (the "Company") will be held at 480 Camino Del Rio South, Suite 140, San Diego, California 92108, on December 22, 1999, at 9:00 a.m. for the following purpose:

     1.   To elect a Board of Directors for the Company.

     2. To approve the continuation of Ludlow & Harrison, LLP as the Company's independent public accountants for the fiscal year ending April 30, 2000.

     3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT YOU VOTE FOR EACH OF THE NOMINEES TO THE BOARD OF DIRECTORS AND RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF EACH OTHER ITEM LISTED ON THIS NOTICE OF ANNUAL MEETING OF SHAREHOLDERS.

     Shareholders of record at the close of business on October 25, 1999, are the only persons entitled to notice of and to vote at the meeting.

     Your attention is directed to the attached Proxy Statement. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE FILL IN, SIGN, DATE AND MAIL THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO SAVE THE COMPANY FURTHER SOLICITATION EXPENSE. If you are present at the meeting, you may then revoke your proxy and vote in person, as explained in the Proxy Statement in the section entitled "ANNUAL MEETING OF SHAREHOLDERS
- DECEMBER 22,1999."  A return envelope is enclosed for your convenience.

                                             /s/ JASON A SUNSTEIN
                                             Jason A. Sunstein
                                             Secretary

                                             Dated: November 23, 1999



        480 Camino Del Rio South, Suite 140, San Diego, CA 92108
                 Tel. (619) 718-6370 Fax (619) 718-6377

               ________________________________________


                            PROXY STATEMENT

               ________________________________________


                    TRI-NATIONAL DEVELOPMENT CORP.
                  480 Camino Del Rio South, Suite 140
                      San Diego, California 92108


           ANNUAL MEETING OF SHAREHOLDERS - DECEMBER 22, 1999

     The enclosed Proxy is solicited by the Board of Directors of Tri-National Development Corp. (the "Board") in connection with the annual meeting of shareholders of Tri-National Development Corp. (the "Company") to be held on December 22, 1999 at 9:00 A.M. at 480 Camino Del Rio South, Suite 140,
San Diego, California 92108, and at any adjournments thereof. The cost of solicitation, including the cost of preparing and mailing the Notice of Shareholders' Meeting and this Proxy Statement, will be paid by the Company. Such mailing took place on approximately November 23, 1999. Representatives of the Company may, without cost to the Company, solicit Proxies for the management of the Company by means of mail, telephone or personal calls.

     A Proxy with respect to the Company may be revoked before the meeting by giving written notice of revocation to the Secretary of the Company, or may be revoked at the meeting, prior to voting. Unless revoked, properly executed Proxies with respect to the Company will be voted as indicated in this Proxy Statement. In instances where choices are specified by the shareholders in the Proxy, those Proxies will be voted or the vote will be withheld in accordance with each shareholder's choice. An "abstention" on any proposal will be counted as present for purposes of determining whether a quorum of shares is present at the meeting with respect to the proposal on which the abstention is noted, but will be counted as a vote "against" such proposal. Should any other matters come before the meeting, it is the intention of the persons named as proxies in the enclosed Proxy to act upon them according to their best judgment.

     Only shareholders of record at the close of business on October 25, 1999 may vote at the meeting or any adjournments thereof. As of that date there were issued and outstanding approximately 29,861,978 common shares of all classes, no par value, of the Company. Each shareholder of the Company is entitled to one vote for each share of the Company held. Voting for the election of directors is not cumulative, which means that the holders of a majority of the Company's outstanding shares have the power to elect the entire board of directors of the Company. None of the matters to be presented at the meeting will entitle any shareholder of the Company to appraisal rights. In the event that Proxies which are sufficient in number to constitute a quorum are not received by December 17, 1999, the persons named as Proxies may propose one or more adjournments of the meeting to permit further solicitation of Proxies. Such adjournments will require the affirmative vote of the holders of a majority of the shares present in person or by Proxy at the meeting. The persons named as proxies will vote in favor of such adjournment. At the annual meeting, the shareholders of the Company will be asked to reelect the current members of the Board and to approve the selection of the independent public accountant for the Company.

                             SHARE OWNERSHIP

     As of November 16, 1999, to the knowledge of management, two persons owned beneficially more than 5% of the outstanding shares of the Company.

     The following table sets forth, as of April 30, 1999, information relating to the beneficial ownership of the Company's Common Stock by each person known to the Company to be the beneficial owner of more than five percent of the outstanding shares of Common Stock, by each director, by each of the named executive officers and by all directors and executive officers as a group.



Name                      Number of Shares of     Percent of Outstanding
----                       Common Stock Held             Shares
                           -----------------             ------

Michael A. Sunstein           2,063,240                   7.98

Jerry J. Parker, M.D.         1,850,857                   7.16

Paul G. Goss                    325,000                   1.26

Jason A. Sunstein               275,000                   1.06

Jay Pasternak                   121,287                   0.47

Robert Rosen, M.D.               90,000                   0.35

Arthur Lilly                     74,000                   0.29

Gilbert Fuentes                  50,000                   0.19

Shane Kennedy                     1,200                   0.01

Theodore Takacs                   1,000                   0.01

All Directors and
Officers as a Group           4,851,588                  18.78



                      ANNUAL REPORT OF THE COMPANY

     The semiannual report of the Company containing unaudited financial statements for the three months ended July 31, 1999 and audited financial statements for the fiscal year ended April 30, 1999 was mailed to the shareholders on or about November 23, 1999.

                               PROPOSAL 1

                          ELECTION OF DIRECTORS

     It is intended that the enclosed Proxy will be voted for the election of the seven (7) persons named below as directors for the Company unless such authority has been withheld in the respective Proxy. The term of office of each person elected to be a director of the Company will be until the next regular or annual meeting of the shareholders at which election of directors is an agenda item and until his successor is duly elected and shall qualify. Pertinent information regarding each nominee for the past five years is set forth following his name below.


     NAME AND AGE           POSITION WITH THE COMPANY AND           BUSINESS ADDRESS
                              AND PRINCIPAL OCCUPATIONS

Michael A. Sunstein (57)    Mr. Sunstein has been the Chief        480 Camino Del Rio South
                            Executive Officer and a Director       Suite 140
                            of the Company since 1989.  Prior      San Diego, CA 92108
                            to founding the Company, Mr.
                            Sunstein spent 15 years in the housing
                            industry, primarily with Kaufman and
                            Broad Homes, Inc., a New York Stock
                            Exchange listed company, where he
                            served as President of the Midwestern
                            Division and acting President of the
                            East Coast Division.  In those
                            capacities he was responsible for the
                            financial, building and delivery of
                            approximately $30,000,000 in housing
                            sales annually.  He resigned from Kaufman
                            and Broad and started his own firm
                            in the building and materials and single-
                            family home industry in Michigan.

Shane Kennedy (35)          Mr. Kennedy has been a Director of     480 Camino Del Rio South
                            the Company since 1994. Mr. Kennedy    Suite 140
                            has been an insurance adjuster for     San Diego, CA 92108
                            the Insurance Corporation of British
                            Columbia since 1990 and is also
                            President of Northern Trader
                            Incorporated, which is an import and
                            export company.  He is Canadian citizen.
                            Mr. Kennedy received his B.A. degree in
                            Political Science from the University
                            of British Columbia.



                                    4


Arthur Lilly (67)           Mr. Lilly has been a Director of the   480 Camino Del Rio South
                            Company since 1995. Since January 1,   Suite 140
                            1995, he has been and is currently     San Diego, CA 92108
                            Vice President of Finance and Chief
                            Financial Officer of Canlan
                            Investment Corp.  From 1968 to 1994,
                            Mr. Lilly was a partner in the
                            accounting firm of Lilly Johanneson,
                            which served as the Company's auditors
                            from 1988 to 1994.  Mr. Lilly, a
                            Chartered Accountant, has a Bachelor
                            of Commerce degree from the University
                            of British Columbia.

Jay Pasternak (42)          Mr. Pasternak has been a Director of   480 Camino Del Rio South
                            the Company since 1994.  He is a       Suite 140
                            Canadian citizen who has spent the     San Diego, CA 92108
                            last ten years in the private practice
                            of mental health counseling at the
                            Denwood Institute in Toronto, Canada,
                            Ontario Hydro, Futures Ontario and the
                            Hubar Memorial Hospital, all Canadian
                            government facilities.  Mr. Pasternak is
                            a C.L.S. graduate from McMaster University
                            in Hamilton, Ontario (1994) and a Human
                            Services Counselor graduate from George
                            Brown University 1996.

Robert Rosen, M.D. (52)     Dr. Rosen has been a Director of the   480 Camino Del Rio South
                            Company since 1994. Dr. Rosen is an    Suite 140
                            opthamologist and is presently         San Diego, CA 92108
                            Executive Director of MAC-IPA, a 47
                            physician multi-specialty IPA in
                            Montgomery County, Tennessee, where
                            he is responsible for policy, long
                            range strategic planning, physician
                            recruitment, contracting and
                            utilization review.  From 1993 to 1995
                            he was Medical Director of the
                            MidSouth Eye Center in Clarksville,
                            Tennessee, a private practice, and
                            Medical Director of EYE PA, a nationwide
                            integrated delivery system for
                            eyecare, a subsidiary of EYECORP/PRG.
                            From 1992 to 1993 he was Associate
                            Medical Director of East County Physician
                            Medical Group (IPA) in San Diego,
                            California and from 1977 to 1993 he was
                            President and Medical Director of Eye
                            Care Professionals in San Diego, a single
                            specialty medical corporation.  He was
                            also Medical Director of the Pearle Eye

                                    5


                            Foundation from 1987 to 1993, a non-profit corporation and he also served as Medical
                            Director for Pearle Visioncare, a
                            California Knox-Keane HMO from 1986 until
                            1993. Dr. Rosen was Assistant Clinical
                            Professor of Opthamology at the University of California, San Diego from 1977 until 1993.

Theodore Takacs (52)        Mr. Takacs has been a Director of      480 Camino Del Rio South
                            the Company since 1994. Mr. Takacs     Suite 140
                            is a Canadian citizen who for the      San Diego, CA 92108
                            last ten years has been engaged in
                            labor relations consulting and
                            negotiation.  He is presently a
                            Constituency Assistant to the Honorable
                            Bill Barlee in Osoyoos, British
                            Columbia where he also owns and
                            operates an orchard.

Jerry J. Parker, M.D. (62)  Dr. Parker has been a Director of      480 Camino Del Rio South
                            the Company since 1996, and is V.P.    Suite 140
                            for Medical Affairs.  He serves as     San Diego, CA 92108
                            Director of Radiology for several MRI
                            and imaging centers in Northern
                            California.  He is Clinical Associate
                            Professor of Radiology at the
                            University of California San Fransisco
                            and Instructor of School of Medicine.
                            Dr. Parker received his M.D. degree
                            from the University of Manitoba,
                            Canada.

     None of the persons named as nominees for the Company are directors of any other Reporting Companies. "Reporting Companies" include companies with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "1934 Act")or subject to the requirements of Section 15(d) of the 1934 Act, or any company registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act").

     The Company does not have a standing audit or nominating committee of its board of directors, or committees performing similar functions. The Company has granted stock options to members of the board of directors in 1996, 1997 and 1998. Other than these stock options, the Company does not pay compensation to its directors, nor does it maintain any pension, retirement or other arrangement other than as disclosed in the following table for compensating its Directors. The board of directors for the Company held a total of eight (8) regular meetings during its last fiscal year. All directors attended each of the meetings via telephone conferencing.

     The Company has an advisory board. The Company's advisory team consists of the following key members:

     DOUGLAS MORGAN. Mr. Morgan joined the Company in 1989 as a shareholder and in September of 1998 as a consultant for Internet marketing, web design and computer software, hardware and networking. Mr. Morgan is a Magna Cum Laude graduate from both Massachusetss Institute of Technology with a Bachelors Degree and Stanford University with a Masters Degree, both in Computer Science and Electrical Engineering. He has over 25 years of experience in the computer industry with an early background in programming, design and project management with companies such as Computer Sciences Corp., Hughes, NCR and Hewlett Packard.

     DANIEL LOMAX. Mr. Lomax has been involved with the Company in various capacities since 1990 and most recently as President of Solymar, the construction company contracted to build the Company's assisted living facilities. Mr. Lomax entered the general contracting and development business in the State of California in 1960 with single-family homes, remodeling, commercial projects and major shopping center tenant improvements. In 1975, Mr. Lomax received his BI heavy construction license from the State of Arizona and started designing, building and financing single-family town homes, single-family lot homes and condominiums, exceeding 1,500 units.

     LOUIS LESSER. Mr. Lesser has been a consultant to the Company since 1991 on financing and real estate transactions. Mr. Lesser has successfully built, owned and operated numerous real estate companies, hotel properties and oil and gas companies since 1935, including Chairman and President of Louis Lesser Enterprises, Inc. of Beverly Hills, CA, which was listed on the American Stock Exchange. Louis Lesser Enterprises built, developed and operated over $1,000,000,000 of commercial and residential real estate properties and over $500,000,000 of housing projects for the Army, Navy, Air Force and Marine Corps. all over the U.S.

     DAVID RENTZ. Mr. Rentz has been a consultant to the Company since 1998 on corporate financing and real estate transactions and most recently, for the past four years as President of Rentz Christian & Co., the Company's investment banker. Rentz Christian is the Dealer-Manager of a $3.2 million Private Placement for a "Participating First Mortgage Financing Program" (see "Subsequent Events") for Portal Del Mar (see "Business"). Prior to Rentz Christian & Co., Mr. Rentz was the President of Florida Country Development, which was purchased from the Carlson Companies (TGI Fridays, Radisson Hotels, Carlson Travel Group, etc.) the rights to franchise Country Kitchen Restaurants in Florida. Mr. Rentz has developed commercial and residential real estate projects in Kansas City, Mo. and Springfield, Mo. Mr. Rentz holds an MBA from Rockhurst College and a B.S. in Economics from Central Missouri State University.

     DAVID SONNENBLICK. Mr. Sonnenblick has been a consultant to the Company since 1996 on financing, real estate transactions and mergers and acquisitions. Mr. Sonnenblick is currently the Managing Director of the Los Angeles office for Sonnenblick Goldman Co., a national 105-year old investment banking firm, headquartered in New York. Mr. Sonnenblick has successfully closed transactions valued in excess of $1,000,000,000 on behalf of his clients. Mr. Sonnenblick attended the University of Denver where he was an honors student and completed his studies at the University of Colorado where he received a B.A. in Economics in 1982.

     The following table discloses the compensation paid to the company's directors for the fiscal year ended April 30, 1999.



--------------------------------------------------------------------------------------
                                Cash Compensation              Security Grants
                         -------------------------------------------------------------
                                                                        Number of
                         Annual                 Consulting              Securities
                         Retainer   Meeting     Fees/       Number of   Underlying
Name                     Fees       Fees        Other Fees  Shares      Options/SARs
-------------------------------------------------------------------------------------
Michael A. Sunstein     -           -           -           -           350,000(1)

-------------------------------------------------------------------------------------
Shane Kennedy           -           -           -           -            50,000

-------------------------------------------------------------------------------------
Arthur Lilly            -           -           -           -            50,000

-------------------------------------------------------------------------------------
Robert Rosen, M.D.      -           -           -           -            50,000

-------------------------------------------------------------------------------------
Theodore Takacs         -           -           -           -            50,000

-------------------------------------------------------------------------------------
Jay Pasternak           -           -           -           -            50,000

-------------------------------------------------------------------------------------
Jerry J. Parker, M.D.   -           -           -           -            50,000

-------------------------------------------------------------------------------------

(1) In addition to membership on the Board of Directors, Mr. Sunstein is acting Chief Executive Officer and President of the Company.
     Additional options granted to Mr. Sunstein are in consideration for his services in these other capacities.

     In voting for directors, you must vote all of your shares noncumulatively. This means that the owners of a majority of the Company's outstanding shares have the power to elect the Company's entire board of directors. The vote of a majority of shares of the Company represented at the meeting, provided at least a quorum (a majority of the outstanding shares) is represented in person or by proxy, is sufficient for the election of the above nominees to the Board. By completing the Proxy, you give the proxy the right to vote for the persons named in the table above. If you elect to withhold authority for any individual nominee or nominees, you may do so by making an "X" in the box marked "VOTE FOR NOMINEE(S) NOT LINED OUT," and by striking a line through the nominees' name or names on the Proxy that you do not vote for.

     Each of the nominees has agreed to serve as a director of the Company until his replacement is elected and qualified. If any unforeseen event prevents one or more of the nominees from serving as a director, your votes will be cast for the election of a substitute or substitutes selected by the Board. In no event, however, can the Proxies be voted for a greater number of persons than the number of nominees named. Unless otherwise instructed, the proxies will vote for the election of each nominee to serve as a director of the Company.

     Each of the Company's current directors is a nominee for director. Pertinent information regarding each is set forth following his name above.

     THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE TO ELECT EACH OF THE NOMINEES TO THE BOARD OF DIRECTORS OF THE Company.

                               PROPOSAL 2

                      RATIFICATION OR REJECTION OF
                     INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has selected Ludlow & Harrison, LLP as the Company's independent accountants for the fiscal year ending April 30, 2000 and has directed that management submit the selection of independent accountants to the stockholders for ratification at the Annual Meeting. Ludlow & Harrison, LLP audited the Company's financial statements for fiscal 1999. No representatives of Ludlow & Harrison, LLP are expected to be present at the Annual Meeting.

     Stockholders are not required to ratify the selection of Ludlow & Harrison, LLP as the Company's independent accountants. However, the Board is submitting the selection of Ludlow & Harrison to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board in its discretion may direct the appointment of a different independent accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

     The affirmative vote of the holders of a majority of the shares represented and voting at the meeting will be required to ratify the selection of Ludlow & Harrison, LLP.

     THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT THE SHAREHOLDERS OF THE COMPANY VOTE IN FAVOR OF THE PROPOSAL. UNLESS OTHERWISE INSTRUCTED, THE PROXIES WILL VOTE IN FAVOR OF THE PROPOSAL TO RATIFY THE SELECTION OF THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS.

                              OTHER MATTERS

     Management does not intend to present any business at the meeting not mentioned in this Proxy Statement, and currently knows of no other business to be presented. If any other matters are brought before the meeting, the appointed proxies will vote all Proxies on such matters in accordance with their judgment of the best interests of the Company.

          SUPPLEMENTAL INFORMATION WITH RESPECT TO THE COMPANY

     Certain information about the current executive officers of the Company is set forth below. Each executive officer of the Company may be removed from office at any time by a majority of the Company's Board of Directors with or without cause.

NAME                   AGE  POSITION HELD    PRINCIPAL OCCUPATIONS
Michael A. Sunstein    57   Director, CEO    Mr. Sunstein has been the Chief
                            President since  Executive Officer and a Director of
                            1989             the Company since its inception.
                                             Prior to joining the Company, Mr.
                                             Sunstein spent 15 years in the housing
                                             industry, primarily with Kaufman and
                                             Broad Homes, Inc., a New York Stock
                                             Exchange listed company, where he
                                             served as President of the Midwestern
                                             Division and acting President of the
                                             East Coast Division.  In those
                                             capacities he was responsible for the
                                             financial, building and delivery of
                                             approximately $30,000,000 in housing
                                             sales annually.  He resigned from
                                             Kaufman and Broad and started his own
                                             firm in the building and materials and
                                             single-family home industry in
                                             Michigan.

Gilbert Fuentes        66   Chief Financial  Mr. Fuentes has been the Chief
                            Officer since    Financial Officer since 1996.  He has
                            1996             25 years of experience in the banking
                                             industry.  He has held the positions
                                             of President and Chief Executive
                                             Officer, Senior Vice President, Chief
                                             Financial Officer, Treasurer and
                                             Comptroller for multi- billion dollar
                                             banking organizations.  He has
                                             authored several articles in the
                                             fields of finance and cash management,
                                             as well as the 1992 and 1993 Economic
                                             Forecast of the United States and
                                             Mexico, published by the U.S. Mexico
                                             Foundation. Mr. Fuentes has developed
                                             innovative cash management systems,
                                             investment strategies and strategic
                                             financial plans that resulted in
                                             millions of dollars of incremental
                                             income for his former employers.


Paul G. Goss           56   V.P. & U.S.      Mr. Goss has been a Vice President and
                            Legal Counsel    General Counsel to the Company since
                            since 1996       September of 1996.  Mr. Goss has been
                                             the Executive Vice President and
                                             General Counsel for One Capital
                                             Corporation, a private merchant bank
                                             with offices in New York and Denver
                                             since 1990.  Prior to joining One
                                             Capital Corporation, Mr. Goss was
                                             engaged in the private practice of law
                                             in Denver, Colorado with a
                                             concentration in real estate,
                                             corporate and securities law.  He is
                                             a member of the Denver and Colorado
                                             Bar

                                   10


                                             Associations.  Mr. Goss has a Masters
                                             in Business Administration in addition
                                             to his law degree from the University
                                             of Denver.

Bersain Gutierrez      42   V.P. & Mexico    Mr. Gutierrez joined the Company in
                            Legal Counsel    October of 1998 as V.P. Legal Counsel,
                            since 1998       Mexico and Director of Mexican
                                             Operations.  He has been instrumental
                                             in negotiating, coordinating title
                                             policies, surveys and the filing and
                                             approval for Municipal zoning and
                                             permits for the Company's real estate
                                             projects in Mexico.  Prior to joining
                                             the Company, Mr. Gutierrez held high
                                             positions in the Secretaria de
                                             Hacienda y Credito Publico (I.R.S. of
                                             Mexico), as well as District Attorney
                                             for the Federal District of Mexico
                                             City.  He also held high positions in
                                             the Procudaria de Justicia del D.F.
                                             (the F.B.I. of Mexico).  Mr. Gutierrez
                                             graduated with honors from the law
                                             school of Universidad Autonoma de
                                             Mexico in 1979.

Jerry J. Parker, M.D.  62   V.P. of Medical  Dr. Parker has been a Director of the
                            Development      Company since 1996, and is V.P. for
                            since 1996       Medical Affairs.  He serves as
                                             Director of Radiology for several MRI
                                             and imaging centers in Northern
                                             California.  He is Clinical Associate
                                             Professor of Radiology at the
                                             University of California San Fransisco
                                             and Instructor of School of Medicine.
                                             Dr. Parker received his M.D. degree
                                             from the University of Manitoba,
                                             Canada.

Jason Sunstein         28   Secretary & V.P. Mr. Sunstein has been Vice President
                            of Investor      of Investor Relations for the Company
                            Relations since  since 1989 and for MRI Medical
                            1989             Diagnostics, Inc. since 1992.  He
                                             attended San Diego State University
                                             where he majored in Finance and is a
                                             licensed securities broker.  He is the
                                             son of Michael Sunstein.


     Jason A. Sunstein is the son of Michael A. Sunstein. There are no other family relationships between the proposed executive officers or directors. The Company's address is: 480 Camino Del Rio South, Suite 140, San Diego, California 92108.

     During the fiscal years ended April 30, 1997, 1998, and 1999, the Company granted options to certain of its officers as compensation for their services pursuant to the Company's Stock Option Plan. Total compensation paid to officers of the Company for its past three fiscal years is set forth below:

                       SUMMARY COMPENSATION TABLE

                                                        Long Term Compensation
                                                    -------------------------------
                           Annual Compensation             Awards          Payouts
                     --------------------------------------------------------------
                                             Other              Securities
                                             Annual  Restricted   Under-             All Other
 Name and                                    Compen-   Stock      lying      LTIP     Compen-
 Principal                                   sation   Award(s)   Options    Payouts   sation
 Position     Year    Salary($)   Bonus($)     ($)      ($)        (#)        ($)      ($)
---------------------------------------------------------------------------------------------
Michael A.    1997    $ 74,000    $    0    $    0    $     0   550,000    $    0    $    0
Sunstein      1998    $120,000    $    0    $    0    $     0   450,000    $    0    $    0
CEO &         1999    $144,000    $    0    $    0    $     0   350,000    $    0    $    0
President

Gilbert       1997    $ 37,000    $    0    $    0    $     0         -    $    0    $    0
Fuentes,      1998    $ 60,000    $    0    $    0    $     0   150,000    $    0    $    0
CFO           1999    $ 72,000    $    0    $    0    $     0   125,000    $    0    $    0

Paul G.       1997    $      0    $    0    $    0    $43,000         0    $    0    $    0
Goss, V.P.    1998    $      0    $    0    $    0    $66,000         0    $    0    $    0
& U.S.        1999    $      0    $    0    $    0    $68,250         0    $    0    $    0
Counsel

Jason A.      1997    $ 37,000    $    0    $    0    $     0   150,000    $    0    $    0
Sunstein,     1998    $ 60,000    $    0    $    0    $     0   150,000    $    0    $    0
Secretary     1999    $ 72,000    $    0    $    0    $     0   125,000    $    0    $    0
& V.P.

Bersain       1999    $      0    $    0    $    0    $     0         0    $    0    $    0
Gutierrez,
V.P. &
Mexico
Counsel(1)

Jerry J.      1997    $      0    $    0    $    0    $     0         -    $    0    $    0
Parker,       1998    $      0    $    0    $    0    $     0         -    $    0    $    0
M.D., V.P.    1999    $      0    $    0    $    0    $     0    50,000    $    0    $    0

(1) Bersain Gutierrez has only recently been retained as Vice-President and Mexico Legal Counsel for the Company, and did not receive compensation from the Company in it's most recent fiscal year.
(2)  There were six directors for the fiscal year ended April 30, 1999.

                  Option/SAR Grants in Last Fiscal Year


                            Individual Grants
------------------------------------------------------------------------------
                      Number of    % of Total
                      Securities   Options/SARs
                      Underlying   Granted to
                      Options/     Employees     Exercise of
                      SARs         in            Base
Name                  Granted(#)   Fiscal Year   Price($/Sh)  Expiration Date
----                  ----------   -----------   -----------  ---------------

Michael A. Sunstein   350,000      35%           $0.50        December 1999

Gilbert Fuentes       125,000      12.5%         $0.50        December 1999

Paul G. Goss          -            -             -            -

Jason A. Sunstein     125,000      12.5%         $0.50        December 1999

Bersain Gutierrez     -            -             -            -

Jerry J. Parker, M.D. 50,000       5%            $0.50        December 1999

     None of the executive officers listed above exercised options to purchase common stock in the fiscal year ended April 30, 1999. Currently, the Company has not implemented a long-term incentive plan for compensation of its executive officers and key employees.

                          SHAREHOLDER PROPOSALS

     Proposals of shareholders of the Company which are intended to be presented by such shareholders at the Company's next Annual Meeting of Shareholders must be received by the Company no later than June 22, 2000 in order to be considered for inclusion in the Company's proxy statement and form of proxy relating to that meeting.

                                        /s/ JASON A. SUNSTEIN
                                        JASON A. SUNSTEIN,
                                        Secretary

                                        Dated: November 23, 1999

PROXY                                                               PROXY

                     TRI-NATIONAL DEVELOPMENT CORP.

                PROXY SOLICITED BY THE BOARD OF DIRECTORS
                 FOR THE ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD ON DECEMBER 22, 1999

     The undersigned hereby appoints Michael A. Sunstein and Jason A. Sunstein, President and Secretary, respectively, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of Tri-National Development Corp. (the "Company") which the undersigned may be entitled to vote at the Annual Meeting of Shareholders of the Company to be held at 480 Camino Del Rio South, Suite 140, San Diego, California 92108 on December 22, 1999 at 9:00 a.m. local time and at any and all continuations and adjournments or postponements thereof, with all powers that the undersigned would possess if personally present, on the following matters, in accordance with the following instructions, and on all matters that may properly come before the meeting. With respect to any matter not known to the Company as of December 17, 1999, such proxies are authorized to vote in their discretion.

     UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3 MORE
SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

     YOUR VOTE IS IMPORTANT.  THEREFORE, YOU ARE URGED TO COMPLETE,
                SIGN, DATE AND PROMPTLY RETURN THIS PROXY
                        IN THE ENCLOSED ENVELOPE.

             (Continued and to be signed on the other side)

                     TRI-NATIONAL DEVELOPMENT CORP.

    PLEASE MARK VOTE IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES
                 FOR DIRECTOR AND FOR PROPOSALS 2 AND 3.

1. To elect seven directors to hold office until the 2000 Annual Meeting of Shareholders.



     FOR            WITHHELD            VOTE FOR NOMINEE(S) NOT LINED OUT

     [  ]           [  ]                Strike a line through the
                                        nominee(s) name or names below
                                        that you do not vote for

     NOMINEES: Michael A. Sunstein, Shane Kennedy, Arthur Lilly, Jay Pasternak, Robert Rosen, M.D., Theodore Takacs and Jerry J. Parker, M.D..

2. To approve the continuation of Ludlow & Harrison, LLP as the Company's independent public accountants for the fiscal year ending April 30, 2000.

     FOR            AGAINST             ABSTAIN

     [  ]           [  ]                [  ]


                                        ________________________________
                                        Signature


                                        ________________________________
                                        Signature

Please vote, sign, date and promptly return this proxy in the enclosed return envelope which is postage prepaid if mailed in the United States.

Please sign exactly as your name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If signer is a partnership or limited liability company, please sign the company name by authorized person.